UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 1, 2005

REDWOOD TRUST, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13759	68-0329422
(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Belvedere Place
Suite 300
Mill Valley, California 94941
(Address of principal executive offices and Zip Code)

(415) 389-7373
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry Into A Material Definitive Agreement
Items 9.01	Financial Statements and Exhibits
Signatures
Exhibit Index
Exhibit 10.1

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Effective January 1, 2005, Redwood Trust, Inc. (the “Company”) established revised compensation arrangements for non-management directors, which arrangements will be in effect until the Company’s Board of Directors further revises the amount or type of compensation payable to non-management directors. The details of the compensation arrangements are summarized on Exhibit 10.1 to this report and incorporated by reference herein. The equity components of the compensation for non-management directors are issued pursuant to the Redwood Trust, Inc. 2002 Incentive Stock Plan, as amended through May 6, 2004, which was previously adopted and filed as Exhibit 10.15.2 to the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2004, filed with the Securities and Exchange Commission on August 5, 2004.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)	Exhibits

Exhibit No.	Description
10.1	Summary of Redwood Trust, Inc. Compensation Arrangements for Non-Employee Directors Effective January 1, 2005

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: January 6, 2005	REDWOOD TRUST, INC.

	By:	/s/ Harold F. Zagunis

Harold F. Zagunis Vice President, Chief Financial Officer, and Secretary

Exhibit Index

Exhibit No.	Description
10.1	Summary of Redwood Trust, Inc. Compensation Arrangements for Non-Employee Directors Effective January 1, 2005